UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2022

CEVA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-49842 (Commission File Number)	77-0556376 (I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 400, Rockville, MD (Address of Principal Executive Offices)	20850 (Zip Code)

(240)-308-8328
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 per share	CEVA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Security Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 2, 2022, CEVA, Inc. (the “Company”) held a virtual annual meeting of stockholders for 2022, at which the Company’s stockholders approved the following four proposals. The proposals are described in detail in the proxy statement for the annual meeting that the Company filed with the Securities and Exchange Commission on April 22, 2022.

Proposal 1: Election of Directors

The following directors were elected at the meeting to serve for a one-year term until the 2023 annual meeting of stockholders:

Name	Votes For	Votes Withheld	Broker Non-Vote
Bernadette Andrietti	17,060,709	98,564	2,194,983
Eliyahu Ayalon	16,491,916	667,357	2,194,983
Jaclyn Liu	15,513,748	1,645,525	2,194,983
Maria Marced	17,095,059	64,214	2,194,983
Peter McManamon	16,847,910	311,363	2,194,983
Sven-Christer Nilsson	16,681,571	477,702	2,194,983
Louis Silver	16,715,176	444,097	2,194,983
Gideon Wertheizer	16,980,150	179,123	2,194,983

Proposal 2: Approval of an Amendment and Restatement of the Company’s 2011 Equity Incentive Plan

The approval of an amendment and restatement of the 2011 Equity Incentive Plan (the “2011 Plan”) to have any shares which remain available for issuance or that would otherwise return to the Ceva, Inc. 2003 Director Stock Option Plan be rolled over to the 2011 Plan and to implement other certain other tax-related changes, was ratified as follows:

15,993,211	1,155,288	10,774	2,194,983
For	Against	Abstained	Broker Non-Vote

Proposal 3: Compensation of the Named Executive Officers

The advisory vote to approve the Company’s named executive officer compensation was approved as follows:

16,300,694	840,636	17,943	2,194,983
For	Against	Abstained	Broker Non-Vote

Proposal 4: Ratification of Appointment of Independent Auditors

The selection of Kost Forer Gabby & Kasierer, a member of Ernst & Young Global, as independent auditors of the Company for the fiscal year ending December 31, 2022, was ratified as follows:

17,336,328	2,011,846	6,082	-0-
For	Against	Abstained	Broker Non-Vote

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: June 3, 2022
By:	/s/ Yaniv Arieli
Yaniv Arieli Chief Financial Officer